UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 10, 2013

FOREST LABORATORIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-5438	11-1798614
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

909 Third Avenue

New York, New York 10022-4731

(Address of Principal Executive Offices) (Zip Code)

(212) 421-7850

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

X Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

            On and effective June 10, 2013, Forest Laboratories, Inc. (the “Company”) entered into a Nomination and Standstill Agreement (the “Agreement”) with Carl C. Icahn, Vincent J. Intrieri, High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Enterprises G.P. Inc., Icahn Enterprises Holdings L.P., IPH GP LLC, Icahn Capital LP, Icahn Onshore LP, Icahn Offshore LP, and Beckton Corp. (collectively, the “Icahn Group”), pursuant to which, among other things, the Icahn Group agreed not to conduct a proxy contest for the election of directors with respect to the 2013 annual meeting of stockholders (the “2013 Annual Meeting”) or acquire more than 15% of the Company’s common stock for at least one year after the effective date of the Agreement, subject to certain exceptions. The Company’s press release regarding same is attached hereto as Exhibit 99.2 and incorporated by reference herein.

            Pursuant to the Agreement, the Company has increased the size of its board of directors (the “Board”) from ten to eleven members and appointed independent director Vincent J. Intrieri, Senior Managing Director of Icahn Capital LP, to the Board (the “Icahn Designee”).  In addition, the Company will include the Icahn Designee in its slate of nominees for election to the Board at the 2013 Annual Meeting, and use its reasonable best efforts to cause the election of the Icahn Designee at the 2013 Annual Meeting, including recommending that the Company’s stockholders vote in favor of the Icahn Designee along with the Company’s slate of nominees.  For so long as the Icahn Designee is on the Board, the Icahn Group agrees to vote all of its shares of common stock of the Company in favor of the election of all of the Company’s director nominees at each annual meeting of the Company.  Also pursuant to the Agreement, until the date when the Icahn Designee ceases to be a member of the Board, and subject to limited exceptions, the Icahn Group will adhere to certain standstill obligations, including the obligation to not solicit proxies or consents or influence others with respect to the same.  The Icahn Group further agrees that until the later of the date when the Icahn Designee ceases to be a member of the Board and the one-year anniversary of the Agreement, subject to certain exceptions, the Icahn Group will not acquire or otherwise beneficially own more than 15% of the Company’s outstanding voting securities.

            Pursuant to the Agreement, the Company will promptly appoint the Icahn Designee to the Board’s Succession Planning Committee.  In addition, until the 2014 Annual Meeting, for so long as an Icahn Designee is a member of the Board, the Board will include the Icahn Designee as a member of an Executive Committee formed by the Board and will generally consider the appointment and employment of executive officers and M&A transactions at the full Board level or in committees of which the Icahn Designee is a member.  The size of the Board would not be increased beyond eleven persons prior to the 2014 annual meeting.

In the event the Icahn Designee resigns from the Board or is rendered unable to, or refuses to, be appointed to, or for any other reason fails to serve or is not serving on the Board (other than as a result of not being nominated by the Company for an annual meeting subsequent to the 2013 Annual Meeting), the Icahn Group will be entitled to designate a replacement director that is approved by the Company, such approval not to be unreasonably withheld.  For any annual meeting subsequent to the 2013 Annual Meeting, the Company is required to notify the Icahn Group in writing no less than 45 calendar days in advance of the Company’s advance notice deadline whether the Icahn Designee will be nominated for election by the Company at such annual meeting. If the Icahn Designee is so nominated, the Company will use commercially reasonable efforts to cause the election of the Icahn Designee.

If at any time the Icahn Group ceases to hold a net long position, as defined in the Agreement, in at least 15,331,002 shares of the Company’s common stock, the Company’s obligations terminate and the Icahn Designee will resign from the Board.

In conjunction with the Agreement, the Company and the Icahn Group have also entered into a Confidentiality Agreement substantially in the form set forth as Exhibit B to the Agreement.

In connection with his appointment to the Board, the Board determined that Mr. Intrieri  qualified  as an independent director under the listing standards of the New York Stock Exchange.  As of the date of his appointment, there are no transactions in which Mr. Intrieri has an interest in requiring disclosure under Item 404(a) of Regulation S-K.

As a non-employee director, Mr. Intrieri  is eligible to receive an annual cash retainer of $110,000, which will be prorated for his service during any partial fiscal year, and a fee of $2,500 for attending each Board meeting and a fee of $1,500 for attending each committee meeting. Upon his appointment to the Board, Mr. Intrieri also receives an initial grant of options covering 20,000 shares of common stock under the Company’s 2007 Equity Incentive Plan, which will vest in quarterly increments on the six month, 1 year, 2 year and 3 year anniversaries of the grant date.  In addition, if Mr. Intrieri is elected to the Board at the 2013 Annual Meeting, he will receive an automatic grant of (1) options having a value of $75,000 calculated on the grant date in accordance with the Black-Scholes option pricing model (utilizing the same assumptions that the Company utilizes in preparation of its financial statements), with the number of options rounded up to the nearest whole share, and (2) common stock having a fair market value of $75,000 on the grant date, with the number of shares rounded up to the nearest whole share.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

99.1

Nomination and Standstill Agreement Dated June 10, 2013 by and between Forest Laboratories, Inc., Carl C. Icahn, Vincent J. Intrieri, High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Enterprises G.P. Inc., Icahn Enterprises Holdings L.P., IPH GP LLC, Icahn Capital LP, Icahn Onshore LP, Icahn Offshore LP, and Beckton Corp.

99.2	Press Release issued by Forest Laboratories, Inc., on June 11, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2013

Forest Laboratories, Inc.

By: /s/ Herschel S. Weinstein
Name: Herschel S. Weinstein
Title: Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit

Number                                               Description

99.1

Nomination and Standstill Agreement Dated June 10, 2013 by and between Forest Laboratories, Inc., Carl C. Icahn, Vincent J. Intrieri, High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Enterprises G.P. Inc., Icahn Enterprises Holdings L.P., IPH GP LLC, Icahn Capital LP, Icahn Onshore LP, Icahn Offshore LP, and Beckton Corp.

99.2	Press Release issued by Forest Laboratories, Inc., on June 11, 2013.